FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                              Waste Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


         North Carolina                                   56-0954929
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


           3301 Benson Drive, Suite 601, Raleigh, North Carolina 27609
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 (Address of principal executive offices)                      (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

          Title of each class                Name of each exchange on which
          to be so registered                each class is to be registered

               None                                      None
         ------------------                   ---------------------------

         If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

         If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]


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Securities to be registered pursuant to Section 12(g) of the Act:


                           Common Stock, no par value
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                                (Title of class)


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

Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

                Incorporated by reference to the section entitled "Description of Capital Stock" in the Proxy Statement - Prospectus contained in Registrant's Registration Statement on Form S-4 (No. 333-47966) (the "Form S-4").

Item 2.  Exhibits
         --------

                The following exhibits are filed as part of this registration statement:

           *1.  Articles of Incorporation of Registrant, as currently in effect.

          **2.  Bylaws of Registrant, as currently in effect.

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*    Incorporated by reference to Appendix B to the Proxy Statement/Prospectus
     (the "Prospectus") contained in the Form S-4.
** Incorporated by reference to Appendix C to the Prospectus contained in the Form S-4.


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

                                    SIGNATURE


Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  March 29, 2001

                                        WASTE HOLDINGS, INC.


                                        By:   /s/ Lonnie C. Poole, Jr.
                                              ----------------------------------
                                              Lonnie C. Poole, Jr., Chairman and
                                              Chief Executive Officer


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